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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):            November 2, 2000
                                                              ----------------

                                I-TRAX.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-30275               13-3212593
-----------------------------          ------------        -------------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)        Identification No.)


            One Logan Square
      130 N. 18th St., Suite 2615
            Philadelphia, PA                                      19103
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:       (215) 557-7488


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

                  At its board meeting on October 10, 2000, the Board of Directors of the Registrant authorized the Registrant's executive officers to engage the independent auditing firm of PricewaterhouseCoopers, LLP as its auditors to audit its financial statements for the year ended December 31, 2000 and dismiss the firm of Massella, Tomaro & Co., LLP upon acceptance by PricewaterhouseCoopers, LLP of such engagement. The work of Massella, Tomaro & Co., LLP was terminated subsequent to the filing on October 27, 2000 by I-trax, Inc., a wholly owned subsidiary of the Registrant, of a registration statement on Form S-4 with the Securities and Exchange Commission.

                  The Registrant did not request that Massella, Tomaro & Co., LLP stand for re-election and the firm was dismissed with an effective date of November 2, 2000. The Registrant's decision to change auditors was due to the expansion of its business operations and the Registrant's Board of Directors' determination that the Registrant required an auditing firm with national operations.

                  Massella, Tomaro & Co., LLP had audited the Registrant's financial statements for the years ended December 31, 1999 and 1998. Their reports on such financial statements did not contain an adverse opinion or disclaimer of opinion, nor were the reports subsequently modified as to uncertainty, audit scope or accounting principles.

                  The change in auditors was not due to any discrepancies or disagreements between the Registrant and Massella, Tomaro & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                  As required by Item 304(a)(3) of Regulation S-B promulgated under the Securities Act of 1933, as amended, Massella, Tomaro & Co., LLP has furnished to the registrant a letter addressed to the Securities and Exchange Commission stating that such firm agrees with the statements made by the Registrant herein. A copy of such letter is attached hereto as Exhibit 15.

Item 7. Financial Statements and Exhibits.

        Exhibit
        -------

        15 Letter dated November 3, 2000 from Massella, Tomaro & Co., LLP to Securities and Exchange Commission.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          I-TRAX.COM, INC.

Date: November 3, 2000                    By: /s/ Frank A. Martin
                                              -------------------------------
                                              Name: Frank A. Martin
                                              Title: Chief Executive Officer